                                LEHMAN BROTHERS

                              DERIVED INFORMATION


                           $900,000,000 Certificates


                  ContiMortgage Home Equity Loan Trust 1996-4


                ContiMortgage Corporation (Seller and Servicer)
                ContiSecurities Asset Funding Corp.(Depositor)






















--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS
Securities Offered:
Fixed Rate to Maturity:

----------------------------------------------------------------------------------------------------------------------
                                                     Approx.    Estimated      Estimated     Expected      Expected
                 Approx.      Group                 Expected     WAL/MDUR      Principal      Final        Ratings
  Securities       Size        No.     Benchmark     Price       (yrs)       Pmt. Window    Maturity  (Moody's/S&P/Fitch)
----------------------------------------------------------------------------------------------------------------------
Class A-1 (1)     $96.5 MM     I      1 mo. LIBOR    100.00%     0.50/.48      10 months     10/15/97    Aaa/AAA/AAA
Class A-2 (1)    $113.9 MM     I         1 Yr Tsy    100.00%    1.14/1.07       9 months     6/15/98     Aaa/AAA/AAA
Class A-3 (1)    $139.8 MM     I         2 Yr Tsy    100.00%    2.08/1.89      15 months     8/15/99     Aaa/AAA/AAA
Class A-4 (1)     $62.9 MM     I         3 Yr Tsy    100.00%    3.08/2.71      11 months     6/15/00     Aaa/AAA/AAA
Class A-5 (1)     $71.7 MM     I         4 Yr Tsy    100.00%    4.08/3.46      16 months     9/15/01     Aaa/AAA/AAA
Class A-6 (1)     $37.8 MM     I         5 Yr Tsy    100.00%    5.20/4.25      13 months     9/15/02     Aaa/AAA/AAA
Class A-7 (1)     $59.1 MM     I         7 Yr Tsy    100.00%    7.00/5.33      37 months     9/15/05     Aaa/AAA/AAA
Class A-8 (1)     $43.3 MM     I        10 Yr Tsy    100.00%   11.45/7.46      74 months     10/15/11    Aaa/AAA/AAA
Class A-9 (1)     $50.0 MM     I         7 Yr Tsy    100.00%    7.01/5.25     142 months     10/15/11    Aaa/AAA/AAA
----------------------------------------------------------------------------------------------------------------------

Adjustable Rate SMMEA to Maturity:

----------------------------------------------------------------------------------------------------------------------
                                                    Approx.     Estimated      Estimated    Expected      Expected
                  Approx.    Group                 Expected     WAL/MDUR       Principal      Final       Ratings
  Securities       Size       No.     Benchmark      Price        (yrs)       Pmt. Window   Maturity   (Moody's/S&P)
----------------------------------------------------------------------------------------------------------------------
Class A-10 (2)   $225.0 MM    II      1 mo. LIBOR   100.000%    3.96/3.16     250 months    10/15/17    Aaa/AAA/AAA
----------------------------------------------------------------------------------------------------------------------

Fixed Rate to 10% Clean-up Call:

----------------------------------------------------------------------------------------------------------------------
                                                    Approx.    Estimated      Estimated     Expected      Expected
                  Approx.    Group                 Expected     WAL/MDUR      Principal      Final        Ratings
  Securities       Size       No.     Benchmark      Price       (yrs)       Pmt. Window    Maturity  (Moody's/S&P/Fitch)
----------------------------------------------------------------------------------------------------------------------
Class A-1 (1)     $96.5 MM     I      1 mo. LIBOR    100.00%    0.50/.48      10 months     10/15/97    Aaa/AAA/AAA
Class A-2 (1)    $113.9 MM     I         1 Yr Tsy    100.00%   1.14/1.07       9 months     6/15/98     Aaa/AAA/AAA
Class A-3 (1)    $139.8 MM     I         2 Yr Tsy    100.00%   2.08/1.89      15 months     8/15/99     Aaa/AAA/AAA
Class A-4 (1)     $62.9 MM     I         3 Yr Tsy    100.00%   3.08/2.71      11 months     6/15/00     Aaa/AAA/AAA
Class A-5 (1)     $71.7 MM     I         4 Yr Tsy    100.00%   4.08/3.46      16 months     9/15/01     Aaa/AAA/AAA
Class A-6 (1)     $37.8 MM     I         5 Yr Tsy    100.00%   5.20/4.25      13 months     9/15/02     Aaa/AAA/AAA
Class A-7 (1)     $59.1 MM     I         7 Yr Tsy    100.00%   7.00/5.33      35 months     7/15/05     Aaa/AAA/AAA

Class A-8 (1)     $43.3 MM     I        10 Yr Tsy    100.00%   8.59/6.18       1 months     7/15/05     Aaa/AAA/AAA
Class A-9 (1)     $50.0 MM     I         7 Yr Tsy    100.00%   6.55/5.03      67 months     7/15/05     Aaa/AAA/AAA
----------------------------------------------------------------------------------------------------------------------

Adjustable Rate SMMEA to 10% Clean-up Call:

----------------------------------------------------------------------------------------------------------------------
                                                    Approx.     Estimated      Estimated    Expected      Expected
                  Approx.    Group                 Expected     WAL/MDUR       Principal      Final       Ratings
  Securities       Size       No.     Benchmark      Price        (yrs)       Pmt. Window   Maturity  (Moody's/S&P/Fitch)
----------------------------------------------------------------------------------------------------------------------
Class A-10 (2)   $225.0 MM    II      1 mo. LIBOR   100.000%    3.54/2.95     103 months     7/15/05    Aaa/AAA/AAA
----------------------------------------------------------------------------------------------------------------------

(1) Prepayments are sized at 120% of the Prepayment Assumption. A 100% Prepayment Assumption start at 4.0% CPR in month one, increase by 1.455% each month to 20% CPR by month 12, and remain at 20% CPR thereafter.

(2) Prepayments are sized at 21% CPR.


--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS
                                                 Projected Performance
                                         Under Varying Prepayment Assumptions

Group I Loans (1)

Class A-1 (to maturity)

--------------------------------------------------------------------------------------------------------------------------------
% of Prepayment Assumption                           0%           50%          100%           120%          150%           200%
Ramp to                                              0%        10.00%        20.00%         24.00%        30.00%         40.00%
--------------------------------------------------------------------------------------------------------------------------------
Average Life (years)                               3.95          0.78          0.55           0.50          0.44           0.37
Duration                                           3.31          0.75          0.53           0.48          0.42           0.36
First Principal Payment                        01/15/97      01/15/97      01/15/97       01/15/97      01/15/97       01/15/97
Last Principal Payment                         03/15/05      05/15/98      11/15/97       10/15/97      08/15/97       07/15/97
Principal Lockout (months)                            0             0             0              0             0              0
Principal Window (months)                            99            17            11             10             8              7
Yield @ Par                                       5.59%         5.59%         5.59%          5.59%         5.59%          5.60%
--------------------------------------------------------------------------------------------------------------------------------

Class A-2 (to maturity)

--------------------------------------------------------------------------------------------------------------------------------
% of Prepayment Assumption                           0%           50%          100%           120%          150%           200%
Ramp to                                              0%        10.00%        20.00%         24.00%        30.00%         40.00%
--------------------------------------------------------------------------------------------------------------------------------
Average Life (years)                              11.59          2.26           1.3           1.14          0.98           0.81
Duration                                           7.99          2.04          1.22           1.07          0.92           0.77
First Principal Payment                        03/15/05      05/15/98      11/15/97       10/15/97      08/15/97       07/15/97
Last Principal Payment                         04/15/11      02/15/00      09/15/98       06/15/98      03/15/98       12/15/97
Principal Lockout (months)                           98            16            10              9             7              6
Principal Window (months)                            74            22            11              9             8              6
Yield @ Par                                       6.26%         6.17%         6.09%          6.07%         6.03%          5.98%
--------------------------------------------------------------------------------------------------------------------------------

Class A-3 (to maturity)

--------------------------------------------------------------------------------------------------------------------------------
% of Prepayment Assumption                           0%           50%          100%           120%          150%           200%
Ramp to                                              0%        10.00%        20.00%         24.00%        30.00%         40.00%
--------------------------------------------------------------------------------------------------------------------------------
Average Life (years)                              14.82          4.63          2.46           2.08           1.7           1.31
Duration                                           9.37          3.88          2.21           1.89          1.56           1.22
First Principal Payment                        04/15/11      02/15/00      09/15/98       06/15/98      03/15/98       12/15/97

Last Principal Payment                         10/15/11      03/15/03      03/15/00       08/15/99      02/15/99       08/15/98
Principal Lockout (months)                          171            37            20             17            14             11
Principal Window (months)                             7            38            19             15            12              9
Yield @ Par                                       6.35%         6.31%         6.26%          6.24%         6.22%          6.17%
--------------------------------------------------------------------------------------------------------------------------------

(1) Prepayments are sized at 120% of the Prepayment Assumption. A 100% Prepayment Assumption assumes prepayments start at 4.0% CPR in month one, increase by 1.455% each month to 20% CPR by month 12, and remain at 20% CPR thereafter.

--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS
                                                 Projected Performance
                                         Under Varying Prepayment Assumptions
Group I Loans (1)

Class A-4 (to maturity)

--------------------------------------------------------------------------------------------------------------------------------
% of Prepayment Assumption                           0%           50%          100%           120%          150%           200%
Ramp to                                              0%        10.00%        20.00%         24.00%        30.00%         40.00%
--------------------------------------------------------------------------------------------------------------------------------
Average Life (years)                              14.84          7.27          3.71           3.08          2.46           1.84
Duration                                           9.27          5.62          3.20           2.71          2.21           1.69
First Principal Payment                        10/15/11      03/15/03      03/15/00       08/15/99      02/15/99       08/15/98
Last Principal Payment                         10/15/11      04/15/05      03/15/01       06/15/00      09/15/99       12/15/98
Principal Lockout (months)                          177            74            38             31            25             19
Principal Window (months)                             1            26            13             11             8              5
Yield @ Par                                       6.54%         6.52%         6.49%          6.48%         6.45%          6.42%
--------------------------------------------------------------------------------------------------------------------------------

Class A-5 (to maturity)

--------------------------------------------------------------------------------------------------------------------------------
% of Prepayment Assumption                           0%           50%          100%           120%          150%           200%
Ramp to                                              0%        10.00%        20.00%         24.00%        30.00%         40.00%
--------------------------------------------------------------------------------------------------------------------------------
Average Life (years)                              14.84          9.85          4.95           4.08          3.20           2.32
Duration                                           9.14          6.99          4.08           3.46          2.79           2.09
First Principal Payment                        10/15/11      04/15/05      03/15/01       06/15/00      09/15/99       12/15/98
Last Principal Payment                         10/15/11      06/15/08      10/15/02       09/15/01      08/15/00       08/15/99
Principal Lockout (months)                          177            99            50             41            32             23
Principal Window (months)                             1            39            20             16            12              9
Yield @ Par                                       6.76%         6.75%         6.72%          6.71%         6.69%          6.66%
--------------------------------------------------------------------------------------------------------------------------------

Class A-6 (to maturity)

--------------------------------------------------------------------------------------------------------------------------------
% of Prepayment Assumption                           0%           50%          100%           120%          150%           200%
Ramp to                                              0%        10.00%        20.00%         24.00%        30.00%         40.00%
--------------------------------------------------------------------------------------------------------------------------------
Average Life (years)                              15.22         12.56          6.40           5.20          4.05           2.88
Duration                                           9.20          8.19          5.03           4.25          3.43           2.54
First Principal Payment                        10/15/11       6/15/08      10/15/02        9/15/01       8/15/00        8/15/99
Last Principal Payment                          9/15/13       8/15/10       1/15/04        9/15/02       5/15/01        1/15/00

Principal Lockout (months)                          177           137            69             56            43             31
Principal Window (months)                            24            27            16             13            10              6
Yield @ Par                                       6.87%         6.87%         6.84%          6.84%         6.82%          6.79%
--------------------------------------------------------------------------------------------------------------------------------

(1) Prepayments are sized at 120% of the Prepayment Assumption. A 100% Prepayment Assumption assumes prepayments start at 4.0% CPR in month one, increase by 1.455% each month to 20% CPR by month 12, and remain at 20% CPR thereafter.


--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS
III.     Sensitivity Analysis (continued)

                                                 Projected Performance
                                         Under Varying Prepayment Assumptions
Group I Loans (1)
Class A-7 (to maturity)

--------------------------------------------------------------------------------------------------------------------------------
% of Prepayment Assumption                           0%           50%          100%           120%          150%           200%
Ramp to                                              0%        10.00%        20.00%         24.00%        30.00%         40.00%
--------------------------------------------------------------------------------------------------------------------------------
Average Life (years)                              19.32         14.67          8.70           7.00          5.26           3.65
Duration                                          10.19          8.85          6.28           5.33          4.24           3.11
First Principal Payment                         9/15/13       8/15/10       1/15/04        9/15/02       5/15/01        1/15/00
Last Principal Payment                          6/15/20      10/15/11       9/15/07        9/15/05       5/15/03        4/15/01
Principal Lockout (months)                          200           163            84             68            52             36
Principal Window (months)                            82            15            45             37            25             16
Yield @ Par                                       7.15%         7.14%         7.13%          7.12%         7.11%          7.09%
--------------------------------------------------------------------------------------------------------------------------------

Class A-8 (to maturity)

--------------------------------------------------------------------------------------------------------------------------------
% of Prepayment Assumption                           0%           50%          100%           120%          150%           200%
Ramp to                                              0%        10.00%        20.00%         24.00%        30.00%         40.00%
--------------------------------------------------------------------------------------------------------------------------------
Average Life (years)                              26.87         16.66         13.23          11.45          8.90           5.66
Duration                                          11.40          9.28          8.19           7.46          6.26           4.44
First Principal Payment                         6/15/20      10/15/11       9/15/07        9/15/05       5/15/03        4/15/01
Last Principal Payment                          6/15/26       4/15/21       2/15/13       10/15/11       2/15/11        4/15/07
Principal Lockout (months)                          281           177           128            104            76             51
Principal Window (months)                            73           115            66             74            94             73
Yield @ Par                                       7.39%         7.38%         7.38%          7.37%         7.37%          7.35%
--------------------------------------------------------------------------------------------------------------------------------

Class A-9 "LOCK BOND"(to maturity)

--------------------------------------------------------------------------------------------------------------------------------
% of Prepayment Assumption                           0%           50%          100%           120%          150%           200%
Ramp to                                              0%        10.00%        20.00%         24.00%        30.00%         40.00%
--------------------------------------------------------------------------------------------------------------------------------
Average Life (years)                              13.20          9.42          7.53           7.01          6.39           5.64
Duration                                           8.27          6.49          5.53           5.25          4.91           4.47
First Principal Payment                         1/15/00       1/15/00       1/15/00        1/15/00       1/15/00        1/15/00

Last Principal Payment                         10/15/11      10/15/11      10/15/11       10/15/11       2/15/11        4/15/07
Principal Lockout (months)                           36            36            36             36            36             36
Principal Window (months)                           142           142           142            142           134             88
Yield @ Par                                       7.02%         7.01%         7.00%          7.00%         7.00%          6.99%
--------------------------------------------------------------------------------------------------------------------------------

(1) Prepayments are sized at 120% of the Prepayment Assumption. A 100% Prepayment Assumption assumes prepayments start at 4.0% CPR in month one, increase by 1.455% each month to 20% CPR by month 12, and remain at 20% CPR thereafter.

--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS

                                                 Projected Performance
                                         Under Varying Prepayment Assumptions
Group I Loans (1)
Class A-7 (to call)

--------------------------------------------------------------------------------------------------------------------------------
% of Prepayment Assumption                           0%           50%          100%           120%          150%           200%
Ramp to                                              0%        10.00%        20.00%         24.00%        30.00%         40.00%
--------------------------------------------------------------------------------------------------------------------------------
Average Life (years)                              19.32         14.67          8.69           7.00          5.26           3.65
Duration                                          10.19          8.85          6.27           5.33          4.24           3.11
First Principal Payment                         9/15/13       8/15/10       1/15/04        9/15/02       5/15/01        1/15/00
Last Principal Payment                          6/15/20      10/15/11       6/15/07        7/15/05       5/15/03        4/15/01
Principal Lockout (months)                          200           163            84             68            52             36
Principal Window (months)                            82            15            42             35            25             16
Yield @ Par                                       7.15%         7.14%         7.13%          7.12%         7.11%          7.09%
--------------------------------------------------------------------------------------------------------------------------------

Class A-8 (to call)

--------------------------------------------------------------------------------------------------------------------------------
% of Prepayment Assumption                           0%           50%          100%           120%          150%           200%
Ramp to                                              0%        10.00%        20.00%         24.00%        30.00%         40.00%
--------------------------------------------------------------------------------------------------------------------------------
Average Life (years)                              26.20         14.84         10.51           8.59          6.95           4.85
Duration                                          11.32          8.78          7.10           6.18          5.28           3.95
First Principal Payment                         6/15/20      10/15/11       6/15/07        7/15/05       5/15/03        4/15/01
Last Principal Payment                         12/15/23      10/15/11       6/15/07        7/15/05      12/15/03       12/15/01
Principal Lockout (months)                          281           177           125            102            76             51
Principal Window (months)                            43             1             1              1             8              9
Yield @ Par                                       7.39%         7.38%         7.37%          7.37%         7.36%          7.34%
--------------------------------------------------------------------------------------------------------------------------------

Class A-9 "LOCK BOND" (to call)

--------------------------------------------------------------------------------------------------------------------------------
% of Prepayment Assumption                           0%           50%          100%           120%          150%           200%
Ramp to                                              0%        10.00%        20.00%         24.00%        30.00%         40.00%
--------------------------------------------------------------------------------------------------------------------------------
Average Life (years)                              13.20          9.42          7.22           6.55          5.80           4.62
Duration                                           8.27          6.49          5.40           5.03          4.59           3.82

First Principal Payment                         1/15/00       1/15/00       1/15/00        1/15/00       1/15/00        1/15/00
Last Principal Payment                         10/15/11      10/15/11       6/15/07        7/15/05      12/15/03       12/15/01
Principal Lockout (months)                           36            36            36             36            36             36
Principal Window (months)                           142           142            90             67            48             24
Yield @ Par                                       7.02%         7.01%         7.00%          7.00%         6.99%          6.98%
--------------------------------------------------------------------------------------------------------------------------------

(1) Prepayments are sized at 120% of the Prepayment Assumption. A 100% Prepayment Assumption assumes prepayments start at 4.0% CPR in month one, increase by 1.455% each month to 20% CPR by month 12, and remain at 20% CPR thereafter.

--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

III.     Sensitivity Analysis (continued)

                                                 Projected Performance
                                         Under Varying Prepayment Assumptions
Group II Loans (2)

Class A-10 (to maturity)

--------------------------------------------------------------------------------------------------------------------------------
Ramp to                                              0%            8%           16%            21%           24%            32%
--------------------------------------------------------------------------------------------------------------------------------

Average Life (years)                              21.62          9.39          5.22           3.96          3.43           2.48
Duration                                          11.57          6.20          3.96           3.16          2.81           2.12
First Principal Payment                         1/15/97       1/15/97       1/15/97        1/15/97       1/15/97        1/15/97
Last Principal Payment                          8/15/26       3/15/26       5/15/22       10/15/17       5/15/15        6/15/10
Principal Lockout (months)                            0             0             0              0             0              0
Principal Window (months)                           356           351           305            250           221            162
Yield @ Par                                       5.79%         5.81%         5.81%          5.80%         5.81%          5.81%
--------------------------------------------------------------------------------------------------------------------------------

Class A-10 (to call)

--------------------------------------------------------------------------------------------------------------------------------
Ramp to                                              0%            8%           16%            21%           24%            32%
--------------------------------------------------------------------------------------------------------------------------------
Average Life (years)                              21.24          7.92          4.59           3.54          3.01           2.17
Duration                                          11.49          5.71          3.67           2.95          2.57           1.92
First Principal Payment                         1/15/97       1/15/97       1/15/97        1/15/97       1/15/97        1/15/97
Last Principal Payment                         12/15/23      10/15/11       6/15/07        7/15/05      12/15/03       12/15/01
Principal Lockout (months)                            0             0             0              0             0              0
Principal Window (months)                           324           178           126            103            84             60
Yield @ Par                                       5.79%         5.79%         5.79%          5.79%         5.79%          5.79%
--------------------------------------------------------------------------------------------------------------------------------

(2) Prepayments are sized at 100% of the Prepayment Assumption. A 100% Prepayment Assumption assumes prepayments remain constant at 21% CPR.


--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).